SUBSEQUENT EVENTS	6 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10 – SUBSEQUENT EVENTS

On July 26, 2022, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with 1800 Diagonal Lending LLC, a Virginia limited liability company (the “Lender”), pursuant to which the Company issued the Lender a promissory note in the principal amount $70,000.00 (the “Note”). The Note bears interest at a rate of 9% per annum and is due and payable on July 26, 2023. Upon an event of default under the Note, the interest increases to 22%.

The Company has the right to prepay the Note in full at any time upon three trading days’ prior written notice, subject to a prepayment penalty if the Note is prepaid on or before January 22, 2023. The prepayment penalty is equal to 20% of the outstanding principal and interest under the Note for prepayment made on or before September 24, 2022, 25% of the outstanding principal and interest under the Note for prepayment made between September 25, 2022 and November 23, 2022 and 29% of the outstanding principal and interest under the Note for prepayment made between September 26, 2022 and January 22, 2023.

The Note is convertible at the option of the Lender at any time after January 22, 2023 at a conversion price equal to 65% of the lowest closing bid price of the Company’s common stock on the OTCQB market or other applicable exchange during the ten trading days preceding the conversion date, provided that no such conversion may result in the Lender and its affiliates beneficially owning more than 4.99% of the then outstanding shares of the common stock of the Company. For as long as the Note is outstanding, the Company must have authorized and reserved, free of preemptive rights, six times the number of shares issuable upon full conversion of the Note (initially 25,846,153 shares), subject to the 4.99% beneficial ownership limitation.